Selected American Shares, Inc.
                         Selected Special Shares, Inc.
                        Selected Capital Preservation Trust



                       Supplement dated February 19, 1997
                      to the Prospectus dated May 1, 1996

Paragraph 1 following the "PORTFOLIO MANAGERS" heading is revised to read as follows:

     "Christopher C. Davis" is the portfolio manager for Selected American and other equity funds managed by the Adviser. He was co-portfolio manager of Selected American, with Shelby M. C. Davis, from May 1, 1993 until February 19, 1997. Prior to his responsibilities as co-portfolio manager, Christopher C. Davis worked closely with Shelby M.C. Davis as an assistant portfolio manager and research analyst beginning in September, 1989.
Shelby M.C. Davis is Chief Investment Officer of the Adviser. As Chief Investment Officer, he is active in providing investment themes, strategies and individual stock selection to Selected American.  He was the primary portfolio manager for Selected American from May 1, 1993
until February 19, 1997.   He is a director and officer of all investment
companies managed by the Adviser and was the portfolio manager of a growth fund from its inception in 1969 until February 19, 1997. He has been a director of the Advisers general partner since 1969.